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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) for the 1991 Non-Employee Directors' Stock Option Plan, of our report dated February 22, 2000, with respect to the consolidated financial statements of Amylin Pharmaceuticals, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.




                                            ERNST & YOUNG LLP


San Diego, California
June 6, 2000